Exhibit 99.1

GRNO’s Wholly Owned Subsidiary Custom Carbon Processing Inc., Provides Update on Injection Well Improvements and Montana Operations

EDMONTON, AB – September 27, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce its wholly owned subsidiary Custom Carbon Processing Inc., (CCP) has made substantial improvements to its Michels Salt Water Injection well, located near Wibaux, Montana.

This injection well site has recently been upgraded and is currently accepting daily volumes of up to half of maximum capacity. Three additional tanks have been acquired and will soon be structured in to increase injection capacity. This well has the ability to inject up to 2,000bbls per day but without ample tank storage, trucks are not able to unload in a timely fashion. The recent addition of the three tanks will allow CCP the ability to achieve maximum injection capacity in the near future. Currently, injection rates run customers between $0.90 - $2.00 per barrel.

Further upgrades include a complete overhaul of the injection pump, maintenance on the pump house, and the installation of a new metering system. Mark Hurst, Montana’s project manager for CCP stated, “Having a commercial injection well in an area that is surrounded by unprecedented drilling activity in both the Dakota’s and Montana is a matter of good fortune and timing. The site has a great history of reliability and performance which is why we pursued it. This will bring a steady revenue stream with minimal operating costs, allowing CCP to further expand its services to customers in this area.”

With any barrels being injected, comes a small percentage of oil, usually around 1%. Based on injection volumes hitting 75% of capacity over a one year period, this site alone could render an additional 5,475 barrels of saleable oil which would bring CCP and additional $300,000 plus in revenue.

In further news regarding Montana operations, CCP has already produced over 2,800 barrels of saleable oil.  Three days remain before the completion of the second full month. Management projects an additional 500 barrels in the next three days which will bring September numbers to approximately 10 percent over last month’s figures.

Green Oasis – “Green today for a stronger tomorrow”

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its first facility has proven its capabilities to process up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental, Inc.’s (GRNO)
Wholly Owned Subsidiary, Custom Carbon Processing, Inc.
(CCP), Increases Annual Revenue Forecasts at Eastern Texas Location

Location Anticipated to Generate Annual Revenues of US$6 Million Dollars

EDMONTON, AB – September 22, 2010 -- Green Oasis Environmental, Inc. (PINKSHEETS: GRNO), a Florida corporation  is pleased to announce that its wholly owned subsidiary Custom Carbon Processing, Inc. (CCP) has increased their forecast for annual revenue and gross profit at their Eastern Texas location.

Management now estimates the Texas project could generate total annual revenues of US$6 million per year. Approximately one-third of this amount, or US$2 million per year, will flow through to the Company as gross profit. These numbers are based on operating 24 hours a day, 21 days a month. Management anticipates processing approximately 800 barrels per day (bpd) and 16,800 barrels per month (bpm). CCP’s final permit is anticipated to arrive shortly. Once final permit is received, management will bring in slop oil for processing.

Matt Campbell, V.P. Research and Development of Green Oasis states, “During my most recent trip to our East Texas location, I was impressed by the amount of oil hauling trucks in the area. This location has been stated to be one of the top 3 oilfields in North America, with over 600 drilling rigs. There is definitely a lot of potential for great business.”

Mr. Campbell further stated, “We anticipate being up and running in the near future and look forward to featuring our new processing equipment. This state of the art equipment has the ability to process oil at an estimated rate of up to 45 gallons per minute (GPM). Of course this is dependent upon the type of product being processed.”

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

Green Oasis – “Green today for a stronger tomorrow.”

About Custom Carbon Processing Inc.

Custom Carbon Processing, Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States, with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Forward Looking Statements/Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

GRNO Reports Montana Location Now Producing Over 3,000 Barrels in First Month of Production

Management Schedules Multiple Meetings with Some of the Largest Companies in the Area to Procure Slop Oil

EDMONTON, AB – September 8, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce its wholly owned subsidiary Custom Carbon Processing Inc. (CCP), reports its Montana location is now in full production and has produced 3,062 barrels of oil in its first month of operations. Estimated CCP revenue can be calculated by multiplying total barrels produced by the spot oil price at time of sale.

The CCP website has been recently updated and includes pictures of its various operations including this newest facility. To view the new pictures of the Montana location, please click on the link: http://www.customcarbonprocessing.com/operations.asp

As previously reported, the Waldo Processing Facility is CCP’s newest site in which processing operations are taking place. This site has been operating successfully since its inception, and has proven its capability to produce decent volumes of oil. Further additions are currently being made to this facility to ensure that processing operations can be maintained year round. These modifications include a concrete foundation with a sump as well as a building. This structure will house the equipment making it resistant to the weather allowing for year round production. This site is located in the Sidney, Mt. area, and in Richland County in which the Bakken formation has been found to run through.

“I am extremely pleased with the results of this facility so far, and am looking forward to continued production. Drilling activity is crazy in this area, and we are not wasting any time being a part of the action. To further support this facility, we have multiple meetings in place with some of the largest companies in the area to negotiate the handling of their slop oil needs. Multiple trips have been planned as well”, stated VP of Research and Development – Matt Campbell.

Green Oasis – “Green today for a stronger tomorrow”

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its first facility has proven its capabilities to process up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

GRNO’s Reports Montana Location Now Producing and Exceeding Forecasted Oil Production Levels

EDMONTON, AB – August 16, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce its wholly owned subsidiary Custom Carbon Processing Inc. (CCP), reports its Montana location is now producing and exceeding forecasted oil production levels.

As previously reported, the Waldo Processing Facility is CCP’s newest site in which processing operations are taking place. This site has been operating successfully since its inception a few weeks ago, and is now producing oil greater than anticipated levels. More ongoing modifications are being made to this facility to ensure that processing operations can be maintained year round. This site is located in the Sidney, Mt. area, and in Richland County in which the Bakken formation has been found to run through.

The Bakken formation is historically known for its high oil content. The Elm Coulee Field is one location sitting on formation which has gained national attention for high oil output.

In 2006, the field was pumping out 56,000 barrels per day from approximately 350 wells, with an estimated ultimate recovery of 270 million barrels. A year later, the Elm Coulee field had become the highest-producing onshore field in the lower 48 states.

To put that into perspective, Montana's oil production in 2003 averaged 53,000 barrels per day. In 2006, the Elm Coulee field was responsible for almost 60 percent of the state's production that year. CCP’s facility located on this formation is anticipated to continue generate strong revenue heading into 2011.

“Drilling activity is crazy in this area, typical to the oil boom of North Dakota that has been taking place over the last few years. All of this activity should translate into large additional slop oil volumes, and the need to dispose of it. I anticipate an extremely busy end to this year, and incredible things to happen in 2011”, stated VP of Research and Development – Matt Campbell

Green Oasis – “Green today for a stronger tomorrow”

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its first facility has proven its capabilities to process up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

GRNO’s Updates Shareholders on Progress of Wyoming Contract with Western Environmental Services Inc.

Currently 200 Plus Drilling Permits Issued with New Rigs Moving in Weekly

EDMONTON, AB – August 11, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce its wholly owned subsidiary Custom Carbon Processing Inc., (CCP) is currently detailing the terms of a slop and emulsified oil processing agreement with Western Environmental Services Inc. (WES). This contract is in the area of Cheyenne, Wyoming where WES has its oil field waste disposal facility.

This area of South Eastern Wyoming and Northern Colorado is booming right now. There are currently 200 plus drilling permits issued with new rigs moving in weekly. This growth creates an additional strong revenue opportunity for CCP. WES and CCP understand this opportunity and see a natural synergy between the companies. WES can expand its operations to include accepting slop and emulsified oil for disposal. CCP will now have an additional location to travel to process slop and emulsified oil. This slop oil will then be collected and procured by WES.

The Eastern Wyoming location has made national headlines for their potential oil boom. Several companies such as Chesapeake Energy, the most active driller in the nation have already had successful horizontal pilot wells.

To read more on the oil boom in this region, please click on the attached link: http://trib.com/news/opinion/editorial/article_164bc245-0778-51f0-b3de-33d34d846c6e.html

“There is a lot going on in this area; companies are moving in and there is a substantial need for services that CCP can provide. I have been to this area and have seen for myself the activity, and have realized the importance for us to be there. This is just another step in our plan to expand our operations and increase our presence and market share. With all of the different projects we are working on, this is still the perfect time to expand our reach and increase our revenue. I am excited for the potential this will provide for CCP and the shareholders of Green Oasis”, stated VP of Research and Development – Matt Campbell

Green Oasis – “Green today for a stronger tomorrow”

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its first facility has proven its capabilities to process up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

GRNO’s Wholly Owned Subsidiary Custom Carbon Processing Inc., to Enter into Contract with Western Environmental Services Inc., and Begin Processing Slop Oil in Booming Oil Region

CCP Anticipates 70 Drilling Rigs in Area by End of Year

EDMONTON, AB – August 10, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce its wholly owned subsidiary Custom Carbon Processing Inc., (CCP) is currently drafting a contract to enter into a slop oil processing agreement with Western Environmental Services Inc. (WES). This contract is in the area of Cheyenne, Wyoming.

This area of South Eastern Wyoming and Northern Colorado is booming right now. There is expected to be up to 70 drilling rigs in the area by the end of the year. This growth creates an additional strong revenue opportunity for CCP. WES and CCP understand this opportunity and see a natural synergy between the companies. WES can expand its operations to include accepting slop oil for disposal. CCP will now have an additional location to travel to process slop oil. This slop oil will then be collected and procured by WES.

The Eastern Wyoming location has made national headlines for their potential oil boom. Several companies such as Chesapeake Energy, the most active driller in the nation have already had successful horizontal pilot wells.

To read more on the oil boom in this region, please click on the attached link: http://trib.com/news/opinion/editorial/article_164bc245-0778-51f0-b3de-33d34d846c6e.html

“There is a lot going on in this area; companies are moving in and there is a substantial need for services that CCP can provide. I have been to this area and have seen for myself the activity, and have realized the importance for us to be there. This is just another step in our plan to expand our operations and increase our presence and market share. With all of the different projects we are working on, this is still the perfect time to expand our reach and increase our revenue. I am excited for the potential this will provide for CCP and the shareholders of Green Oasis”, stated VP of Research and Development – Matt Campbell

Green Oasis – “Green today for a stronger tomorrow”

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its first facility has proven its capabilities to process up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

GRNO’s Wholly Owned Subsidiary Custom Carbon Processing Inc., Reports Montana Location To Be in Full Production within 5 Days with 17,000 Barrels of Slop Oil

EDMONTON, AB – July 26, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce its wholly owned subsidiary Custom Carbon Processing Inc., (CCP) has achieved success during  the first week of processing operations.  For the last year and a half CCP has been working on establishing infrastructure and preparing for processing operations. With this now complete, CCP is on track to be in full production by within five days. Once optimized, it has the ability to process at a rate of 42 gallons per minute.

 Since operations have begun, the Montana location has increased its estimated slop oil product at the site from 14,000 barrels to 17,000 barrels. Currently, CCP is experiencing a 50 percent yield on their output. Output may vary based on the type of product that is run through the processing equipment.

The initial start up of a processing facility, such as the Montana location, is a large undertaking and includes the acquisition of leases, equipment and staff. We have now accomplished those undertakings with production underway. Notwithstanding the hurdles, our research and development phase is complete. We are now successful at processing the product in this area. As indicated earlier, we are bordering on one of the largest oil finds in the U.S. (Bakken Field) and we are developing a plan to acquire substantial product from this field.

“I am happy with the initial results of the Waldo processing facility. We have increased our estimated barrels of storage to 17,000 and are currently experiencing a 50 percent yield to output. We will continue to make minor adjustments as needed to optimize our operation, but things have progressed better than expected.” Stated Peter Margiotta – President and CEO.

Green Oasis – “Green today for a stronger tomorrow”

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its first facility has proven its capabilities to process up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

GRNO’s Wholly Owned Subsidiary Custom Carbon Processing Inc., Provides Updates on Montana Operations

14,000 Barrels of Slop Oil at Montana Location to be Processed Starting July 20, 2010

EDMONTON, AB – July 19, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce its wholly owned subsidiary Custom Carbon Processing Inc., (CCP) is proud to announce that it will begin processing oil in the State of Montana beginning July 20, 2010. For the past year and a half CCP has been working on establishing infrastructure and preparing for processing operations.

Recently CCP has started receiving salt water for injection at the Michel’s salt water injection well located near Wibeaux, Montana. CCP continues to upgrade this facility to maximize its injection capacity and efficiency. In addition to this, CCP has been working on having a tank farm and a slop oil processing facility established just outside of Sidney, Montana. The tank farm at the Waldo Lift Station is now complete and is full of oil ready to be processed. CCP has an estimated 14,000 barrels of slop oil in storage currently and will begin processing this oil on the 20th of July.

“Our facility will operate within a short distance south of the Bakken oil play. This location has been estimated to have the largest oil reserves ever found in North America. This area is really booming right now, and should provide CCP with not only great exposure in a hotbed of oil drilling activity, but also the opportunity for an abundant supply of material for processing.” stated Peter Margiotta – President and CEO.

Green Oasis – “Green today for a stronger tomorrow”

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

GRNO’s Wholly Owned Subsidiary Custom Carbon Processing Inc., to Process Slop Oil from Texas Location 12 Months a Year

Location Anticipated to Generate Over One Million Dollars in Annual Revenue

EDMONTON, AB – July 12, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce its wholly owned subsidiary Custom Carbon Processing Inc., (CCP) has entered into a venture agreement with an established oil company. Under this agreement, infrastructure has been made available to CCP located in North Eastern Texas in order to set up equipment and process slop oil 12 month out of the year. In exchange for the use of this infrastructure, CCP will provide profit sharing from the revenue generated at the location. This location is anticipated to generate over one million dollars in annual revenue.

This site was previously a Reclamation Plant. Current infrastructure remains in place and usable, allowing for CCP to quickly set up equipment and begin processing as a new Oil Reclamation Plant. CCP has obtained the preliminary Operator Number from the state of Texas and is now proceeding to apply for the final permit.

This venture agreement is anticipated to provide CCP with another infusion of revenue.

Our facility will operate within a few miles of where the majority of the largest oilfield head offices are located.  This will provide our company with great exposure allowing us to further expand our operational capabilities.

Peter Margiotta President/CEO of Green Oasis states “With the Texas location anticipated to be up and running in the near future, and using our state of the art equipment to further our recycling abilities, we will be able to set up a “vapor recovery” system which will allow us to recapture light end gasses which flash off once heat is applied. We will then use these recaptured gasses as a fuel source to operate the boiler.”

 Mr. Margiotta further stated “In addition to our vapor recovery system, we will feature new processing equipment which are more durable, more efficient, and has the ability to process oil at an estimated rate of up to 45 gallons per minute (GPM). This is of course dependant upon the type of product being processed.”

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

Green Oasis – “Green today for a stronger tomorrow”

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental, Inc. Reports on Recent Filings and Update

EDMONTON, AB--(Marketwire - 06/24/10) - Green Oasis Environmental, Inc. (Pinksheets:GRNO - News) is pleased to provide shareholders with the following update regarding the recent financial filings.

On June 15th and 16th of 2010, Green Oasis submitted Forms 10Q and 10K for periods ending December 31, 1999. These financials are part of the Company's ongoing efforts to become current with their financial reporting and providing transparency to its investors while positioning itself to move to the Bulletin Board exchange. Over the last several months, Green Oasis has been diligently working on completing the financials for the years 1997 through to 2010.

"Currently the 10Q's from 1998 through 1999 and 10K's from 1997 through 1999 have been filed and we are in the process of completing the SEC 10K filings for the years ended Dec. 31, 2009 and the 10Q filings up to and including March 31, 2010," stated Peter Margiotta, CEO for Green Oasis Environmental, Inc.

Throughout the past 10 months, not only has the Company focused its efforts in building and increasing shareholder value but has also focused its efforts on becoming current with their financial reporting as this is a critical component of the Company's strategy to re-establish GRNO back onto the OTCBB. "Despite various setbacks with the filing of our financial statements, we have remained steadfast in our focus to become current with our goal of regaining our status on the OTCBB," added Mr. Margiotta.

As the Company continues to files its financials, they may also be viewed on the Green Oasis Environmental website at http://www.greenoasisenvironmental.com/sec_filings or directly on the www.sec.gov website.

For additional information, please contact Investor Relations at (973) 351-3868 or visit the company website: http://www.greenoasisenvironmental.com.

ABOUT GREEN OASIS ENVIRONMENTAL, INC.

Green Oasis Environmental, Inc. (Pinksheets:GRNO - News) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

ABOUT CUSTOM CARBON PROCESSING INC. (CCP)

Custom Carbon Processing Inc. "CCP" is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that "CCP" has developed, CCP is able to process slop oil (an unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, "CCP" sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, "CCP" is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Shareholders and investors are strongly cautioned against placing undue reliance on information set forth in these communications in making any investment decisions concerning our securities.

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:
Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental Inc. Announces that Custom Carbon Processing Inc. Signs Letter of Intent with Light Environmental

EDMONTON, AB – May 25, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), is pleased to announce Custom Carbon Processing Inc., (CCP); a wholly owned subsidiary of Green Oasis; has signed a Letter of Intent (LOI) with Light Environmental for the purpose of the procurement of slop oil.

Light Environmental is a natural fit to CCP as they focus on water treatment and cleaning tanks in various refineries throughout the United States and overseas. Light Environmental needs to find a home for its tank cleaning materials, and CCP needs to source out the cleaning of tanks. The anticipated acquisition will be a natural fit for both companies and assist in generating increased revenue.

“I would like to thank all of our shareholders for there continued support and patience. We have been working diligently on our projects, financials, and operations. Our latest LOI with Light Environmental is one more sign that we are focused on continuing to expand our operations across the United States and gain market share. We will have lots of information for our shareholders in the upcoming weeks. This information will define where we are at, and what is new and happening with CCP. My excitement continues to grow as things are really starting to take shape.” stated Peter Margiotta, President/CEO.

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:
Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental Inc.  Announces that Custom Carbon Processing Inc., a Wholly Owned Subsidiary Finalizes the purchase of OK Crude South LLC and All of its Assets

EDMONTON, AB – March 10, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce Custom Carbon Processing Inc., (CCP) a wholly owned subsidiary of Green Oasis Environmental, Inc.; has finalized the purchase of OK Crude South LLC located in the state of Oklahoma.

The purchase of this Oklahoma facility is a key acquisition for CCP as it begins to stretch its legs and extend its reach in the United States. Through this acquisition, CCP acquires a fully operational processing facility, a state of the art tank farm which allows for year round processing, as well as the land lease and lease obligation. Through this acquisition, CCP also retains the services of certain personnel which will become an integral part of CCP’s expansion program over the next three years.

“This Acquisition is key and an integral piece of CCP’s overall plan. With this new facility, not only do we gain new infrastructure in the South, but we also have access to slop oil from 4 different States (Kansas, Oklahoma, New Mexico and Texas) which were previously out of reach. Now that we have completed this deal, we can move forward to the next stages of expansion. I am pleased that everything is moving according to plan and look forward to sharing other news with our shareholders and the public as I am able to do so”  stated Peter Margiotta President/CEO of Green Oasis.

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

Green Oasis – “Green today for a stronger tomorrow”

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental Inc. Reports Harbinger Research to Initiate Coverage, Provide Price Target and Rating on GRNO

EDMONTON, AB – March 1, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), is pleased to announce that Harbinger Research LLC is nearly complete with their independent research report on GRNO. The research report is anticipated to be released within 10 to 14 days. Once completed, the report will be widely distributed and made available to Harbingers Research’s database of both institutional and individual investors.

The research report will provide an investment rating, price target, earnings model, summary of the Company as an investment opportunity, an overview of its businesses, its sales, marketing strategy, and a discussion of the company's industry.

Brian R. Connell, CFA, Senior Analyst at Harbinger Research, states: “We are quite pleased to be working with Green Oasis Environmental.  The Company seems to have found a very profitable niche in the slop oil processing and recovery business.”

Mr. Connell has over 15 years’ experience in the securities industry, as an equity analyst, portfolio manager, and as the founder and CEO of StreetFusion (acquired by CCBN/StreetEvents), a software company serving the institutional investment community.

About Harbinger Research LLC.

Harbinger Research is a New York-based independent equity research firm with a focus on providing coverage to small-cap companies. Our mission is to help their clients achieve fairer market valuations, an expanded shareholder base, improved liquidity, and easier access to capital markets. Harbinger Research does this by providing insightful, in-depth research reports and by making sure those reports are widely distributed and made available to both institutional and individual investors. Harbinger Research strives to deliver superior research coverage and the result is compelling – consistent coverage from industry-expert analysts that is well written and consists of insightful analysis, cogent arguments, and in-depth financial models.

To learn more about Harbinger Research and view our research reports, we invite you to visit our website located at www.harbingerresearch.com.

About Green Oasis Environmental, Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil (an unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:
Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental Inc. on Target to Record Year End 2010 Revenues of Over $8.5 Million

Revenue Forecast Based on $60 per Barrel of Oil

EDMONTON, AB – February 24, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), is pleased to announce they are on target to record Year End 2010 revenues of over $8.5 million. Revenue projections are based on the most recent acquisitions and soon to be acquired Wyoming (MacBeth) project. This project is set to be acquired within the next 96 hours. All revenue figures from listed projects reflect $60 per barrel oil. Current market price per barrel of oil is $78.

Year End 2010 revenue forecast of over $8.5 million are based on six projects which are all located in the United States.

-
 The Montana project currently has 7,000 bbls of stored and de-cantered oil. Approximately, 70% are recoverable. Operations will begin in April and is projected to generate net revenues for 8 months of $1,334,000.

-
The Wyoming (High Plains) project has an estimated 6,000 bbls of stored oil. Approximately 50% are recoverable. Processing will begin in April and is projected to generate net revenues for 8 months of $1,460,000.

-
The Wyoming (MacBeth) project is set to be acquired within 96 hours and has an estimated 20,000 bbls of stored oil. Approximately, 50% are recoverable. Processing is set to start by April and is projected to generate net revenues for 8 months of $880,000.

-
The Oklahoma project is set to be operated as a tank farm which will be filled with oil on a regular (monthly) basis. The capacity for storage on this site is 4,000 bbls. Approximately 50% are recoverable. Operations will begin by April and is projected to generate net revenues for 8 months of $1,320,000.

-
The Injection Well project is estimated to process 3,000 bbls of oil per day. These numbers are not based on capacity but what is a reasonable volume to achieve in the first year. Injections wells will be online and operational by May and is projected to generate net revenues for 8 months of $869,000.

-
$3 million of pre-sold slop oil is set to be sold to Shell Trading (US), Inc, and recorded as additional revenue by late spring. Shell Trading (US), Inc. has an ongoing 4 year business relationship with CCP, wholly owned subsidiary of Green Oasis Environmental, Inc., where they directly purchase CCP’s slop oil anywhere within the United States. Shell Trading, Inc. has already purchased over $5 million of slop oil from CCP.

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil (an unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:
Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

GRNO Reports Goldman Sachs Group Inc. Raises Year-End Crude Forecast By 31% to $95

EDMONTON, AB – February 22, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), is pleased to announce Goldman Sachs has raised their Year End 2010 crude oil forecast to $95. They are on target to achieve record year end 2010 revenues of $10 million. Custom Carbon Processing Inc., (CCP); a wholly owned subsidiary of Green Oasis; has recorded $3 million of pre-sold slop oil from Shell Trading (US). This is approximately 70,000 barrels of slop oil located in Wyoming, Montana and Oklahoma.

Shell Trading (US) is awaiting processing of the slop oil and will then complete the purchase of 70,000 barrels. Green Oasis anticipates the processing, sale and recording of the additional $3 million in revenue by late spring. This is part of Shell Trading (US) ongoing 4 year business relationship with CCP where they directly purchase CCP’s slop oil anywhere within the United States. Shell Trading, Inc. has already purchased over $5 million of slop oil from CCP and has maintained their commitment to increase their purchases as CCP continues their expansion nationwide.

Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States. Shell Trading is one of the world's largest energy trading companies. The company buys and sells more than five million barrels per day of hydrocarbons and is one of the largest physical traders of hydrocarbons in the United States.

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil (an unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:
Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental Inc. Records $3 Million of Pre-Sold Slop Oil from Shell Trading (US)

Shell Trading Maintains Agreement to Continue Purchasing CCP’s Slop Oil throughout the United States

EDMONTON, AB – February 12, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), is pleased to announce Custom Carbon Processing Inc., (CCP); a wholly owned subsidiary of Green Oasis; has recorded $3 million of pre-sold slop oil from Shell Trading (US). This is approximately 70,000 barrels of slop oil located in Wyoming, Montana and Oklahoma.

Shell Trading (US) is awaiting processing of the slop oil and will then complete the purchase of 70,000 barrels. Green Oasis anticipates the processing, sale and recording of the additional $3 million in revenue by late spring. This is part of Shell Trading (US) ongoing 4 year business relationship with CCP where they directly purchase CCP’s slop oil anywhere within the United States. Shell Trading, Inc. has already purchased over $5 million of slop oil from CCP and has maintained their commitment to increase their purchases as CCP continues their expansion nationwide.

Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States. Shell Trading is one of the world's largest energy trading companies. The company buys and sells more than five million barrels per day of hydrocarbons and is one of the largest physical traders of hydrocarbons in the United States.

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil (an unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:
Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Wholly Owned Subsidiary Custom Carbon Processing Inc., Signs Letter of Intent (LOI) to Expand Operations, Assets, and Establish Additional Reclamation Processing Facility

EDMONTON, AB – February 8, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation is pleased to announce Custom Carbon Processing Inc., (CCP) a wholly owned subsidiary of Green Oasis Environmental, Inc.; has signed a Letter of Intent (LOI) with OK Crude South LLC located in the state of Oklahoma.

Under the LOI, Custom Carbon Processing Inc. will acquire key equipment and infrastructure from OK Crude South LLC. This equipment is located on the ‘Criner Facility’ in Oklahoma. CCP will also receive the land lease, lease obligation, and review the rights to operate the facility as an Oil Reclamation and Processing Plant.

“This Acquisition is key and an integral piece of CCP’s overall plan. With this new facility, not only do we gain new infrastructure in the South, but we also have access to slop oil from 4 different States (Kansas, Oklahoma, New Mexico and Texas) which were previously out of reach,” stated Peter Margiotta, President and CEO of Green Oasis.  “CCP is dedicated to expanding its position in the marketplace and continues its momentum with this LOI.  We are looking to finalize this acquisition within the next two weeks, and put into motion our plan for this Criner facility in a timely fashion,” added Peter Margiotta.

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:

Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental Inc. Completes Acquisition of Salt Water Disposal Facilities (SWD)

EDMONTON, AB -- January 27, 2010 -- Green Oasis Environmental Inc. (PINKSHEETS: GRNO), a Florida corporation which provides environmental remediation solutions to the billion dollar North American market for the cleaning and potential reuse of contaminated solids from slop oil and separating oil from waste water, announced today that Custom Carbon Processing Inc., (CCP); a wholly owned subsidiary of Green Oasis; has completed the purchase of two separate Salt Water Disposal facilities (SWD) in the State of Montana.

The acquisition of the Wibeaux and Sidney facilities also allows CCP full access to a third SWD facility extending CCP’s reach into the marketplace and establishing their position in the area.  These SWD’s are a natural fit to CCP’s oil processing operations and will provide not only revenue from fees generated by disposal of production water, but also an infrastructure in the State of Montana in which to set up oil collection depots (tank farms).  There are 33 oil & gas producing counties in the State of Montana that CCP can potentially service with these new SWD facilities.

CCP’s mobile oil processing unit will travel to these sites on a regular or as needed basis to process the collected oil and sell to Shell Trading (US) Company.  Currently, CCP has been storing oil in anticipation of their new Montana infrastructure and is currently sitting on an accumulated amount of approx. 50,000 barrels (bbls) of slop oil.

With the completion of this acquisition, CCP will no longer be outsourcing the disposal of their production water resulting from processing their slop oil.  The Company can now inject production water down their own wells.  These SWD facilities are not only a new added profit center for CCP but they also add a significant cost savings to CCP’s operations.  This will reduce their environmental footprint and make them more efficient.

These SWDs will save CCP the cost of disposing of 25,000 barrels of water, and the need for 192 trucks to haul that water (based on current stored oil - not including regular production). There is a demand for more SWD’s in the State of Montana to handle production water being generated from drilling in this State.  This will also handle the overflow of production water generated by drilling in North Dakota. CCP will be overhauling these sites in order to bring them up to their environmental standards, and will be setting up tank farms as their first priorities.  Once upgraded and online, CCP will start accepting water for disposal. The projected volume for these sites will be approximately 7,000 barrels per day and depending on the type of production water disposed, the fees will range from $0.055 a barrel to $1.40 a barrel.

This acquisition becomes a natural fit to CCP’s mobile oil processing technology as these first 2 salt water injection wells are scheduled to be operating in the first quarter of 2010.  This will also provide CCP with the following opportunities and benefits as listed and not limited to the following:

1)	Consistent year round revenue;
2)	The ability to offer further services to existing cliental;

3)	A new source of oil (an average of 1% oil is emulsified in the salt water)
4)	Infrastructure - CCP gains recognition by having various sites throughout Montana;
5)	Oil Collection - There will be a tank farm set up at every SWD site allowing CCP to store oil until there is a high enough volume to process with their mobile oil processing technology;
6)	Allows CCP to become a one-stop-shop for slop oil and waste water disposal.

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. (CCP) is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that CCP has developed, CCP is able to process slop oil (an unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, CCP sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, CCP is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:
Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental Inc. Announces LOI to Purchase 2 Salt Water Disposal Facilities in Montana

EDMONTON, AB -- January 19, 2010 -- Green Oasis Environmental Inc.(PINKSHEETS: GRNO) announces that Custom Carbon Processing Inc., one of its  subsidiaries has signed a Letter of Intent (LOI) to purchase 2 Salt Water Disposal facilities (SWD’s) in  the State of Montana. These SWD’s are a natural fit to CCP’s oil processing operations. The acquisition will not only provide revenue from fees of water disposed at these locations, but also infrastructure in the State of Montana in which to set up oil collection depots. CCP’s mobile oil processing unit, travels to these sites on a regular basis or as needed and will process the collected oil and sell it to Shell Trading.

About Green Oasis Environmental Inc.

Green Oasis Environmental, Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils. GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company's state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing Inc.

Custom Carbon Processing Inc. "CCP" is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception. Through the technology that "CCP" has developed, CCP is able to process slop oil (an unrefined, non saleable oil) into pipeline standard crude. Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude. Through its ongoing contract, "CCP." sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta. Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, "CCP" is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental, Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:
Investor Relations
Taylor Capitol, Inc.
Stephen Taylor
(877) 207-3370
grno.ir@greenoasisenvironmental.com

Green Oasis Environmental, Inc. Clarifies on Previously Announced Name Change

Edmonton, Alberta, January 14, 2010 - Green Oasis Environmental, Inc. (PINKSHEETS: GRNO.PK); a Florida corporation which provides environmental remediation solutions to the billion dollar North American market for the cleaning and potential reuse of contaminated solids from slop oil and separating oil from waste water, commented today on their previously announced name change to Global Enviro Solutions Inc. Management believed that the name change seemed to have caused confusion amongst shareholders and in the marketplace. Based on the confusion, effective January 7, 2010 the board of directors decided to once again use the name Green Oasis Environmental Inc. by filing a name change amendment with the State of Florida.

Further to this, effective January 7, 2010, the name Global Enviro Solutions will be used as a trade name by Green Oasis Environmental, Inc. and the symbol for Green Oasis Environmental, Inc. will remain as GRNO.

About Green Oasis Environmental

Green Oasis Environmental Inc. (GRNO) is dedicated to acquiring and providing access to world class technologies available today and has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils.  GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. Through the Company’s state of the art technology, GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

About Custom Carbon Processing

“CCP.” is a Wyoming based Company formed in 2006 that has been operating in the Gillette, Wyoming area since its inception.  Through the technology that “CCP.” has developed, CCP is able to process slop oil (an unrefined, non saleable oil) into pipeline standard crude.  Its current facility has the capabilities of processing up to 1,500 barrels of slop oil with a conversion ratio of approximately 50% to finished crude.  Through its ongoing contract, “CCP.” sells the processed slop oil to Shell Trading (US) Company (www.shell.us). Shell Trading (US) Company is a corporation that acts as the single market interface for Royal Dutch Shell companies and affiliates in the United States with offices in Houston, TX (headquarters); Dallas, TX; Denver, CO; Midland, TX; and San Antonio, TX; and has an affiliated Shell Trading company in Calgary, Alberta.  Shell Trading buys and sells more than five million barrels per day of hydrocarbons, is one of the largest physical traders of hydrocarbons in the United States and one of the world's largest energy trading companies.

In addition to its Wyoming facility, “CCP.” is currently planning expansion of its processing technology into Montana and North Dakota, home of the Bakken (www.bakkenblog.com) and Three Forks plays, said to be two of the largest oil plays in North America.

For more information on Green Oasis Environmental Inc. or Custom Carbon Processing Inc., please visit www.greenoasisenvironmental.com or contact Investor Relations at (877) 207-3370.

Safe Harbor

Statements about the Company's future expectations and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management, as well as assumptions made by any information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Contact:
Investor Relations
Taylor Capitol, Inc.
Stephen Taylor, (877) 207-3370
grno.ir@greenoasisenvironmental.com